UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

February 22, 2006 (February 15, 2006)
Date of Report (Date of earliest event reported)

_____________________
COMPETITIVE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8696	36-2664428
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number )	Identification No.)

1960 Bronson Road, Fairfield, Connecticut 06824
(Address of principal executive offices) (Zip Code)

(203) 255-6044
(Registrant’s telephone number, including area code)
_____________________
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 15, 2006, Competitive Technologies, Inc. (“CTT”) and Dr. Michael E. Kiley entered into an employment agreement (the “Agreement”). The terms of the Agreement include: employment by CTT as Executive Vice President and Chief Technology Officer; an annual base compensation of $225,000; eligibility to participate in CTT’s Annual Incentive Plan (the “Plan”) and receive a bonus pursuant to the provisions of the Plan; severance benefits for six (6) months or change in control benefits for twelve (12) months, depending on circumstances; and termination by either party at any time for any reason. A copy of the Agreement is attached as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.  Description________________________________________________________________

Exhibit 10.1     Employment Agreement dated as of February 15, 2006, between registrant and Michael E. Kiley.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPETITIVE TECHNOLOGIES, INC.

Date: February 22, 2006	By: /s/ Michael D. Davidson
Name: Michael D. Davidson
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.  Description________________________________________________________________

Exhibit 10.1     Employment Agreement dated as of February 15, 2006, between registrant and Michael E. Kiley.